ALL STAR®
FUNDS

Liberty All-Star® Growth Fund

1st Quarter | March 31, 2018

ASG
LISTED
NYSE

LIBERTY ALL-STAR® GROWTH FUND, INC.

Period Ended March 31, 2018 (Unaudited)

Fund Statistics	1st Quarter 2018
Net Asset Value (NAV)	$5.66
Market Price	$6.04
Premium	6.7%
Distribution*	$0.12
Market Price Trading Range	$5.50 to $6.47
Premium/(Discount) Range	9.2% to -3.6%

Performance
Shares Valued at NAV with Dividends Reinvested	1.91%
Shares Valued at Market Price with Dividends Reinvested	11.30%
Dow Jones Industrial Average	-1.96%
Lipper Multi-Cap Growth Mutual Fund Average	2.85%
NASDAQ Composite Index	2.59%
Russell Growth Benchmark	1.88%
S&P 500® Index	-0.76%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2018 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2018.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The return shown for the Lipper Multi-Cap Growth Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns shown for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	April 2018

Volatility returned to the equity markets with a vengeance as 2018 opened. The first quarter’s investment environment contrasted dramatically with that of 2017, one of the most tranquil years in the long bull market.

Stocks shot out of the gate to begin the year, with the S&P 500® Index rising 2.6 percent in the first week. The Dow Jones Industrial Average (DJIA) topped 25,000 for the first time and the NASDAQ Composite posted a new record as well. Stocks continued to rise through the month, with the three indices advancing 5.73 percent, 5.88 percent and 7.40 percent, respectively. Then, like a flip of the switch, stocks reversed direction, and posted their largest sell-off in four months on January 29. On February 2, the DJIA fell 665 points—its worst single-session point decline since 2008. Yet, just two weeks later stocks posted strong gains as the S&P 500® rose for six straight trading sessions and gained 6 percent for the week ending February 16. On balance, however, the sellers prevailed and for February the S&P 500® declined 3.69 percent, the DJIA lost 3.96 percent and the NASDAQ composite fell 1.74 percent. Although there were periodic rallies, the three indices retreated in March as well, highlighted by a 724-point decline in the DJIA on March 22. For the full quarter, the S&P 500® declined 0.76 percent and the Dow Industrials lost 1.96 percent, while the NASDAQ Composite stayed in positive territory with a return of 2.59 percent.

Growth style stocks continued to outperform their value counterparts across all capitalization ranges for the first quarter, as key Russell growth style benchmarks delivered positive returns, while value style benchmarks finished the quarter with negative returns. The broad market Russell 3000® Growth Index returned 1.48 percent for the quarter. Among key market capitalization indices, the Russell 1000® Growth Index (large cap) returned 1.42 percent while the Russell Midcap® Growth Index returned 2.17 percent. Small cap stocks, as represented by the Russell 2000® Growth Index, returned 2.30 percent.

A wide range of factors pushed and pulled equity markets in dramatically different directions over the course of the quarter. Momentum coming out of a strong 2017, corporate tax cuts, ongoing sound economic data, accelerating global growth and good corporate earnings reports propelled the market ahead in January. The Labor Department reported that the economy added 176,000 jobs in January and the December figure was revised upward to 175,000 new jobs. Further good news came in the form of a 2.7 percent increase in wages for full-year 2017. Meanwhile, pricing pressures remained subdued, as core inflation rose 1.8 percent for the 12 months ended 12/31/17. GDP increased at an annualized rate of 2.6 percent in the fourth quarter of 2017, capping a year in which GDP rose 2.3 percent. On the corporate front, the vast majority of fourth quarter 2017 S&P 500® earnings reports surpassed analysts’ estimates. Meanwhile, a short-lived weekend government shutdown had little effect on markets.

As January ended, the market took on an entirely different tone. A broad sell-off saw markets post their biggest declines in more than four months on January 29, and the selling continued into early February. One concern was a market that was viewed as overbought and richly valued. Another worry was rising interest rates as the yield on 10-year Treasury notes rose and put the 3.0 percent level within sight. Investors also fretted over coming interest rate actions by the Federal Reserve. To illustrate the ferocity of the volatility, it took just nine days for stocks to plunge 10 percent from their peak, reached on January 26; it was the swiftest move from a record high to a correction in the history of the S&P 500®, according to The New York Times. This stood in sharp contrast to a remarkably calm year for stocks: There were only eight trading days in 2017 in which the S&P 500® rose or fell at least 1 percent. But, by quarter end, there had been 23 such trading days in 2018.

First Quarter Report (Unaudited) | March 31, 2018	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

March began with free trade advocate Gary Cohen resigning as the top White House economic advisor. That set the stage for a White House announcement, one week later, of a 25 percent trade tariff on imported steel and 10 percent on imported aluminum (with temporary carve-outs for some countries, including Canada and Mexico). On March 22, President Trump announced an additional $60 billion in tariffs on a wide range of imports from China. Fears of a trade war mounted, as China responded with tariffs on U.S. industrial and agricultural products. At the same time, the Federal Reserve, as expected, increased its benchmark federal funds rate by a quarter percentage point to a range of 1.5 to 1.75 percent. It was the sixth quarter-point move since December 2015, but U.S. central bank statements about future rate rises were not seen as overly hawkish. As the quarter closed, markets surged or retreated almost on a daily basis in response to the president’s tweets—depending on whether they were aggressive or conciliatory regarding tariffs—and the resulting response by Chinese trade officials.

Liberty All-Star® Growth Fund

Returns for Liberty All-Star® Growth Fund were gratifying, especially when measured by the market price of Fund shares. For the quarter, the Fund returned 1.91 percent with shares valued at net asset value (NAV) with dividends reinvested and 11.30 percent with shares valued at market price with dividends reinvested. By comparison, the Lipper Multi-Cap Growth Mutual Fund Average returned 2.85 percent for the quarter.

Fund shares valued at market price were helped in the quarter as the Fund traded from a discount to a premium relative to its underlying NAV. During the period, Fund shares traded in a range of a -3.6 percent discount to a 9.2 percent premium to NAV.

Turning to Fund news, during the quarter it was announced that the Fund’s parent company, DST Systems, Inc., will be acquired by SS&C Technologies Holdings, Inc., a publicly-traded (NASDAQ, symbol: SSNC) global provider of investment and financial software-enabled services focused on the financial services industry. SS&C has said it intends to operate DST as a wholly-owned subsidiary. ALPS Advisors will continue to advise Liberty All-Star Growth Fund, and management does not expect the merger to affect Fund operations or investment objectives and strategy. This transaction requires approval by shareholders at a special meeting to be held on May 31, 2018. I ask for your vote on all the proposals in order to provide for continuity in the management and operation of the Fund. A proxy statement, which has been mailed separately, discusses the proposals to be voted upon by shareholders. Please review the proxy statement and cast your vote on each of the proposals. The Board of Directors recommends that you vote FOR each proposal.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.12 to shareholders during the quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $13.55 per share. The Fund’s distribution policy is a major component of the Fund's total return, and we continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

A very different investment environment—one characterized by extreme volatility—emerged in the first quarter of 2018 and continued into the early part of the second quarter. Experience has shown that these conditions, while not welcome, can provide skilled active managers with an opportunity to add value relative to unmanaged indices. Regardless of market conditions, we remain confident in the Fund’s multi-manager structure and steadfast in our objective of providing investors with a high-quality, multi-cap growth holding for long-term investors.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of April 2018 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

First Quarter Report (Unaudited) | March 31, 2018	3

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

March 31, 2018 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018
1st Quarter	0.12
Total	$13.55

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2018 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Investment Managers/
Liberty All-Star® Growth Fund	Portfolio Characteristics

March 31, 2018 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 18 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of March 31, 2018 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	WEATHERBIE	CONGRESS	SUSTAINABLE	TOTAL FUND
Number of Holdings	1,186	423	553	50	40	29	119*
Weighted Average Market Capitalization (billions)	$3.0	$16.4	$234.3	$3.9	$9.3	$135.9	$48.3
Average Five-Year Earnings Per Share Growth	14%	11%	11%	16%	13%	14%	14%
Average Five-Year Sales Per Share Growth	10%	10%	10%	16%	10%	10%	12%
Price/Earnings Ratio**	26x	26x	27x	34x	28x	29x	30x
Price/Book Value Ratio	4.3x	5.9x	6.7x	5.7x	5.2x	6.9x	5.9x

*	Certain holdings are held by more than one manager.

**	Excludes negative earnings.

First Quarter Report (Unaudited) | March 31, 2018	5

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

March 31, 2018 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
FirstService Corp.	1.91%
XPO Logistics, Inc.	1.85
Insulet Corp.	1.84
Chegg, Inc.	1.68
Stamps.com, Inc.	1.52
Paylocity Holding Corp.	1.43
Visa, Inc., Class A	1.37
Yum! Brands, Inc.	1.34
FleetCor Technologies, Inc.	1.34
Schlumberger Ltd.	1.31
GTT Communications, Inc.	1.29
Alphabet, Inc., Class C	1.27
Amazon.com, Inc.	1.27
Ecolab, Inc.	1.27
Wayfair, Inc.	1.27
Ebix, Inc.	1.25
UnitedHealth Group, Inc.	1.25
Equinix, Inc.	1.25
Autodesk, Inc.	1.24
Regeneron Pharmaceuticals, Inc.	1.18
28.13%

Economic Sectors*	Percent of Net Assets
Information Technology	29.22%
Consumer Discretionary	21.32
Health Care	16.32
Industrials	13.81
Financials	4.41
Materials	3.58
Real Estate	3.27
Consumer Staples	3.23
Energy	2.29
Other Net Assets	2.55
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

March 31, 2018 (Unaudited)

The following are the major ($600,000) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2018.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/18
Purchases
Becton Dickinson & Co.	7,033	7,033
Hyatt Hotels Corp.	14,000	14,000
Lamb Weston Holdings, Inc.	20,000	20,000
MKS Instruments, Inc.	10,000	10,000
Old Dominion Freight Line, Inc.	8,000	8,000
Paycom Software, Inc.	11,000	11,000
Praxair, Inc.	6,515	6,515
RPC, Inc.	50,000	50,000
Solaris Oilfield Infrastructure, Inc.	33,661	37,251
The Walt Disney Co.	8,549	17,738

Sales
Camden Property Trust	(12,000)	0
Canada Goose Holdings, Inc.	(18,941)	36,117
Cerner Corp.	(18,406)	0
Chipotle Mexican Grill, Inc.	(5,378)	0
Core Laboratories NV	(9,249)	0
Fabrinet	(27,500)	0
Facebook, Inc.	(5,222)	6,177
FactSet Research Systems, Inc.	(6,500)	0
Hasbro, Inc.	(11,000)	0
J.B. Hunt Transport Services, Inc.	(12,000)	13,422
The Middleby Corp.	(4,867)	10,976
Wayfair, Inc.	(7,246)	28,936

First Quarter Report (Unaudited) | March 31, 2018	7

Liberty All-Star® Growth Fund	Schedule of Investments

As of March 31, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.45%)
CONSUMER DISCRETIONARY (21.32%)
Auto Components (0.67%)
LCI Industries	10,000	$1,041,500

Distributors (0.95%)
Pool Corp.	10,000	1,462,200

Diversified Consumer Services (1.68%)
Chegg, Inc.(a)	125,573	2,594,338

Hotels, Restaurants & Leisure (4.76%)
Chuy's Holdings, Inc.(a)	3,949	103,464
Hyatt Hotels Corp., Class A	14,000	1,067,640
Planet Fitness, Inc., Class A(a)	35,246	1,331,241
Starbucks Corp.	27,866	1,613,163
Texas Roadhouse, Inc.	20,000	1,155,600
Yum! Brands, Inc.	24,379	2,075,384
		7,346,492
Internet & Direct Marketing Retail (3.54%)
Amazon.com, Inc.(a)	1,354	1,959,698
Booking Holdings, Inc.(a)	744	1,547,810
Wayfair, Inc., Class A(a)	28,936	1,954,048
		5,461,556
Media (1.15%)
The Walt Disney Co.	17,738	1,781,605

Multiline Retail (0.83%)
Ollie's Bargain Outlet Holdings, Inc.(a)	21,139	1,274,682

Specialty Retail (3.89%)
Burlington Stores, Inc.(a)	12,000	1,597,800
Lowe's Companies, Inc.	15,715	1,378,991
The TJX Companies, Inc.	20,247	1,651,345
Ulta Beauty, Inc.(a)	6,706	1,369,835
		5,997,971
Textiles, Apparel & Luxury Goods (3.85%)
Canada Goose Holdings, Inc.(a)(b)	36,117	1,207,030
Carter's, Inc.	12,000	1,249,200
NIKE, Inc., Class B	27,299	1,813,746
PVH Corp.	11,000	1,665,730
		5,935,706
CONSUMER STAPLES (3.23%)
Food Products (2.57%)
Lamb Weston Holdings, Inc.	20,000	1,164,400

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

As of March 31, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food Products (continued)
McCormick & Co., Inc.	12,500	$1,329,875
Mondelez International, Inc., Class A	35,346	1,474,989
		3,969,264
Household Products (0.66%)
Church & Dwight Co., Inc.	20,000	1,007,200

ENERGY (2.29%)
Energy Equipment & Services (2.29%)
RPC, Inc.(b)	50,000	901,500
Schlumberger Ltd.	31,180	2,019,840
Solaris Oilfield Infrastructure, Inc., Class A(a)	37,251	616,877
		3,538,217
FINANCIALS (4.41%)
Banks (2.35%)
First Republic Bank	10,000	926,100
Independent Bank Group, Inc.	22,934	1,621,434
Signature Bank(a)	7,553	1,072,148
		3,619,682
Capital Markets (1.13%)
Financial Engines, Inc.	1,830	64,050
Raymond James Financial, Inc.	15,000	1,341,150
Virtus Investment Partners, Inc.	2,730	337,974
		1,743,174
Thrifts & Mortgage Finance (0.93%)
BofI Holding, Inc.(a)(b)	35,422	1,435,654

HEALTH CARE (16.32%)
Biotechnology (3.83%)
ACADIA Pharmaceuticals, Inc.(a)(b)	37,552	843,793
Acorda Therapeutics, Inc.(a)	16,661	394,033
Portola Pharmaceuticals, Inc.(a)	39,182	1,279,684
Puma Biotechnology, Inc.(a)(b)	11,439	778,424
Regeneron Pharmaceuticals, Inc.(a)	5,308	1,827,863
Ultragenyx Pharmaceutical, Inc.(a)	15,392	784,838
		5,908,635
Health Care Equipment & Supplies (5.43%)
Becton Dickinson & Co.	7,033	1,524,051
The Cooper Cos., Inc.	6,000	1,372,860
Insulet Corp.(a)	32,775	2,840,937
ResMed, Inc.	15,000	1,477,050
STERIS PLC	12,500	1,167,000
		8,381,898

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2018	9

Liberty All-Star® Growth Fund	Schedule of Investments

As of March 31, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Providers & Services (2.97%)
Diplomat Pharmacy, Inc.(a)	33,888	$682,843
Henry Schein, Inc.(a)	13,000	873,730
PetIQ, Inc.(a)(b)	7,846	208,704
UnitedHealth Group, Inc.	9,022	1,930,708
US Physical Therapy, Inc.	10,963	891,292
		4,587,277
Health Care Technology (0.59%)
Cotiviti Holdings, Inc.(a)	26,400	909,216

Life Sciences Tools & Services (2.22%)
Cambrex Corp.(a)	20,000	1,046,000
Charles River Laboratories International, Inc.(a)	11,500	1,227,510
Mettler-Toledo International, Inc.(a)	2,000	1,150,060
		3,423,570
Pharmaceuticals (1.28%)
Aerie Pharmaceuticals, Inc.(a)(b)	4,893	265,445
Novo Nordisk AS(c)	34,749	1,711,388
		1,976,833
INDUSTRIALS (13.81%)
Aerospace & Defense (1.33%)
HEICO Corp.	20,008	1,736,895
Kratos Defense & Security Solutions, Inc.(a)	31,031	319,309
		2,056,204
Air Freight & Logistics (1.85%)
XPO Logistics, Inc.(a)	28,043	2,855,058

Building Products (1.92%)
Allegion PLC	3,212	273,952
Lennox International, Inc.	7,000	1,430,590
Masco Corp.	31,000	1,253,640
		2,958,182
Commercial Services & Supplies (1.87%)
Cintas Corp.	8,000	1,364,640
Copart, Inc.(a)	30,000	1,527,900
		2,892,540
Machinery (3.19%)
Barnes Group, Inc.	18,998	1,137,790
The Middleby Corp.(a)	10,976	1,358,719
Proto Labs, Inc.(a)	1,678	197,249
Snap-on, Inc.	6,500	959,010
WABCO Holdings, Inc.(a)	9,500	1,271,765
		4,924,533

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

As of March 31, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Professional Services (0.77%)
WageWorks, Inc.(a)	26,296	$1,188,579

Road & Rail (1.78%)
J.B. Hunt Transport Services, Inc.	13,422	1,572,387
Old Dominion Freight Line, Inc.	8,000	1,175,760
		2,748,147
Trading Companies & Distributors (1.10%)
H&E Equipment Services, Inc.	12,745	490,555
SiteOne Landscape Supply, Inc.(a)	15,556	1,198,434
		1,688,989
INFORMATION TECHNOLOGY (29.22%)
Electronic Equipment, Instruments & Components (1.43%)
Cognex Corp.	20,000	1,039,800
IPG Photonics Corp.(a)	5,000	1,166,900
		2,206,700
Internet Software & Services (5.99%)
2U, Inc.(a)	9,210	773,916
Alphabet, Inc., Class C(a)	1,901	1,961,433
CommerceHub, Inc., Series A(a)	8,831	198,697
Facebook, Inc., Class A(a)	6,177	987,023
GTT Communications, Inc.(a)(b)	35,188	1,995,160
SPS Commerce, Inc.(a)	1,879	120,387
Stamps.com, Inc.(a)	11,651	2,342,434
The Trade Desk, Inc., Class A(a)(b)	17,528	869,739
		9,248,789
IT Services (7.07%)
Alliance Data Systems Corp.	5,894	1,254,597
Automatic Data Processing, Inc.	13,535	1,535,952
EPAM Systems, Inc.(a)	11,096	1,270,714
FleetCor Technologies, Inc.(a)	10,198	2,065,095
Genpact Ltd.	40,000	1,279,600
Jack Henry & Associates, Inc.	11,500	1,390,925
Visa, Inc., Class A	17,696	2,116,795
		10,913,678
Semiconductors & Semiconductor Equipment (1.67%)
Impinj, Inc.(a)(b)	10,649	138,650
MACOM Technology Solutions Holdings, Inc.(a)(b)	635	10,541
MKS Instruments, Inc.	10,000	1,156,500
Monolithic Power Systems, Inc.	11,000	1,273,470
		2,579,161
Software (13.06%)
Autodesk, Inc.(a)	15,280	1,918,862
Ebix, Inc.(b)	25,958	1,933,871

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2018	11

Liberty All-Star® Growth Fund	Schedule of Investments

As of March 31, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
Everbridge, Inc.(a)	49,035	$1,794,681
Globant SA(a)(b)	19,569	1,008,586
HubSpot, Inc.(a)	8,982	972,751
Paycom Software, Inc.(a)(b)	11,000	1,181,290
Paylocity Holding Corp.(a)	43,208	2,213,546
RealPage, Inc.(a)	4,803	247,355
Red Hat, Inc.(a)	10,411	1,556,549
Salesforce.com, Inc.(a)	15,037	1,748,803
SAP SE(c)	13,558	1,425,759
SS&C Technologies Holdings, Inc.	30,000	1,609,200
Synopsys, Inc.(a)	15,000	1,248,600
The Ultimate Software Group, Inc.(a)	5,266	1,283,324
		20,143,177
MATERIALS (3.58%)
Chemicals (2.63%)
Ecolab, Inc.	14,290	1,958,730
International Flavors & Fragrances, Inc.	8,500	1,163,735
Praxair, Inc.	6,515	940,115
		4,062,580
Construction Materials (0.19%)
US Concrete, Inc.(a)(b)	4,734	285,933

Containers & Packaging (0.76%)
Avery Dennison Corp.	11,000	1,168,750

REAL ESTATE (3.27%)
Equity Real Estate Investment Trusts (1.25%)
Equinix, Inc.	4,613	1,928,880

Real Estate Management & Development (2.02%)
FirstService Corp.	40,371	2,954,350
Redfin Corp.(a)(b)	7,381	168,508
		3,122,858
TOTAL COMMON STOCKS
(COST OF $103,158,536)		150,369,408

SHORT TERM INVESTMENTS (3.97%)
MONEY MARKET FUND (2.70%)
State Street Institutional U.S. Government Money Market Fund, 1.551%(d)
(COST OF $4,169,636)	4,169,636	4,169,636

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

As of March 31, 2018 (Unaudited)

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (continued)
INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (1.27%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%
(COST OF $1,958,517)	1,958,517	$1,958,517

TOTAL SHORT TERM INVESTMENTS
(COST OF $6,128,153)		6,128,153

TOTAL INVESTMENTS (101.42%)
(COST OF $109,286,689)		156,497,561

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.42%)		(2,187,922)

NET ASSETS (100.00%)		$154,309,639

NET ASSET VALUE PER SHARE
(27,278,636 SHARES OUTSTANDING)		$5.66

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $10,936,772.

(c)	American Depositary Receipt.

(d)	Rate reflects seven-day effective yield on March 31, 2018.

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2018	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of March 31, 2018 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2018, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of March 31, 2018 (Unaudited)

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2018:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$10,936,772	$1,958,517	$9,211,172	$11,169,689

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

First Quarter Report (Unaudited) | March 31, 2018	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of March 31, 2018 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2018:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$150,369,408	$–	$–	$150,369,408
Money Market Fund	4,169,636	–	–	4,169,636
Investments Purchased with Collateral from Securities Loaned	1,958,517	–	–	1,958,517
Total	$156,497,561	$–	$–	$156,497,561

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the three months ended March 31, 2018, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of March 31, 2018 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

First Quarter Report (Unaudited) | March 31, 2018	17

Liberty All-Star® Growth Fund	Description of Lipper Benchmark And Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

18	www.all-starfunds.com

Page Intentionally Left Blank

ALL STAR®
GROWTH FUND

ASG
LISTED
NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000860 11/30/2018

ALL-STAR®
FUNDS

ASG
LISTED
NYSE

Liberty All-Star® Growth Fund

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.